UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



 Date of report (Date of earliest event reported):  November 18, 2004


                   _________________________________


                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)

                  __________________________________


        Maryland                1-14045             36-4219376
     ----------------      -----------------     ------------------
     (State or other       (Commission File      (IRS Employer
     jurisdiction of            Number)          Identification No.)
     incorporation or
     organization)


                         4800 Montgomery Lane
                               Suite M25
                       Bethesda, Maryland 20814
               ----------------------------------------
               (Address of principal executive offices)


Registrant's telephone number, including area code:  (301) 941-1500


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [  ]  Written communications pursuant to Rule 425 Under the
           Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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


ITEM 7.01.  REGULATION FD DISCLOSURE.

     On November 18, 2004, LaSalle Hotel Properties (the "Company") issued a press release announcing the acquisition of the Chaminade, a 153-room, full service AAA Four-Diamond resort and executive conference center located in Santa Cruz, California for $18.5 million. The resort will continue to be managed by Benchmark Hospitality. A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     The following exhibit is included with this Report:

     Exhibit 99.1 Press Release dated November 18, 2004, issued by LaSalle Hotel Properties.














































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LASALLE HOTEL PROPERTIES



Dated:  November 22, 2004         BY:  /s/ HANS S. WEGER
                                       --------------------------
                                       Hans S. Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer




















































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


                             EXHIBIT INDEX



EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

  99.1     Press Release dated November 18, 2004, issued by
           LaSalle Hotel Properties.




























































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